Financial income (expense), net	12 Months Ended
Dec. 31, 2016
Nonoperating Income (Expense) [Abstract]
Other Nonoperating Income and Expense [Text Block]
8. Financial income (expense), net

The components of financial income (expense), net are as follows:

	Year ended
	December 31,
(in thousands of U.S. dollars)	2016	2015	2014
Interest income	$857	7,568	$4,959
Interest expense:
Interest expense	(21,990)	(14,099)	(9,163)
Commitment fees	(1,175)	(1,191)	(1,587)
Amortization of debt issuance cost and fair value of debt assumed	(2,013)	(2,480)	(4,362)
Capitalized interest	—	—	5,447
Total interest expense	(25,178)	(17,770)	(9,665)
Gain (loss) on derivative instruments	1,839	949	(161)
Other items, net:
Foreign exchange gain (loss)	(383)	(16)	124
Bank charges, fees and other	(183)	(77)	(84)
Withholding tax on interest expense and other	(2,767)	(2,585)	(2,828)
Total other items, net	(3,333)	(2,678)	(2,788)
Total financial income (expense), net	$(25,815)	(11,931)	$(7,655)

Interest income related to the demand note due from Höegh LNG from its inception date of August 12, 2014 until its cancellation on October 1, 2015 and the advances to the joint ventures for each of the years ended December 31, 2016, 2015 and 2014. Interest expense related to the seller’s credit note, revolving credit facility from the first utilization in August 2016 (notes 14, 17 and 18), the Lampung facility (notes 14 and 18) from its initial drawdown on March 4, 2014, the Gallant facility (notes 14 and 18) from the acquisition date on October 1, 2015, and loans and promissory notes due to owners and affiliates until the closing date of the IPO on August 12, 2014. Refer to note 17.